Exhibit 3.1

Date and Time: July 15, 2016 11:14 AM Pacific Time

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: April 5, 2016 01:40 PM Pacific Time Incorporation Number: BC0322550 Recognition Date: Incorporated on February 27, 1987

NOTICE OF ARTICLES

Name of Company:
NIOCORP DEVELOPMENTS LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
P.O. BOX 49290	1000 - 595 BURRARD STREET
1000 - 595 BURRARD STREET	VANCOUVER BC V7X 1S8
VANCOUVER BC V7X 1S8	CANADA
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
P.O. BOX 49290	1000 - 595 BURRARD STREET
1000 - 595 BURRARD STREET	VANCOUVER BC V7X 1S8
VANCOUVER BC V7X 1S8	CANADA
CANADA

BC0322550 Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
CARRABBA, JOE

Mailing Address:	Delivery Address:
7000 SOUTH YOSEMITE STREET	7000 SOUTH YOSEMITE STREET
SUITE 115	SUITE 115
CENTENNIAL CO 80112	CENTENNIAL CO 80112
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Smith, Mark Alan

Mailing Address:	Delivery Address:
7000 SOUTH YOSEMITE STREET	7000 SOUTH YOSEMITE STREET
SUITE 115	SUITE 115
CENTENNIAL CO 80112	CENTENNIAL CO 80112
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
BELING, DAVE

Mailing Address:	Delivery Address:
7000 SOUTH YOSEMITE STREET	7000 SOUTH YOSEMITE STREET
SUITE 115	SUITE 115
CENTENNIAL CO 80112	CENTENNIAL CO 80112
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
CECIL, JOE

Mailing Address:	Delivery Address:
7000 SOUTH YOSEMITE STREET	7000 SOUTH YOSEMITE STREET
SUITE 115	SUITE 115
CENTENNIAL CO 80112	CENTENNIAL CO 80112
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Morris, Michael

Mailing Address:	Delivery Address:
7000 SOUTH YOSEMITE STREET	7000 SOUTH YOSEMITE STREET
SUITE 115	SUITE 115
CENTENNIAL CO 80112	CENTENNIAL CO 80112
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
WIGHTMAN, Anna Castner

Mailing Address:	Delivery Address:
7000 SOUTH YOSEMITE STREET	7000 SOUTH YOSEMITE STREET
SUITE 115	SUITE 115
CENTENNIAL CO 80112	CENTENNIAL CO 80112
UNITED STATES	UNITED STATES

BC0322550 Page: 2 of 3

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

December 9, 2008

AUTHORIZED SHARE STRUCTURE
1. No Maximum	COMMON Shares	Without Par Value Without Special Rights or Restrictions attached

BC0322550 Page: 3 of 3